                                                                   EXHIBIT 10.53

                                                -------------------------------
    For Ministry Use Only                          Ontario Corporation Number
A l'usage exclusif du ministere                 Numero de la societe en Ontario
                                                -------------------------------

[LOGO] Ministry of              Ministere de
       Consumer and             la Consommation             1293220
       Commercial Relations     et du Commerce
CERTIFICATE                     CERTIFICAT
This is to certify that these   Ceci certifie que les presents
articles are effective on       statuts entrent en vigueur le
DECEMBER 17                     DECEMBRE, 1998
---------------------------------------------------------------
/s/ [ILLEGIBLE]                                                    Trans
                   Director/Directeur                               Code
Business Corporations Act/Loi eur los societes par actions          [C]
                                                                     18



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                                                          ARTICLES OF AMENDMENT
                                                         STATUS DE MODIFICATION

   Form 3      1.   The present name of the corporation is:                Denomination sociale actuelle de la societe:
  Business          ---------------------------------------------------------------------------------------------------------------
Corporations        1293220 ONTARIO INC.
   Act              ---------------------------------------------------------------------------------------------------------------

 Formute 3          ---------------------------------------------------------------------------------------------------------------
Loi sur les
societes par        ---------------------------------------------------------------------------------------------------------------
 actions
                    ---------------------------------------------------------------------------------------------------------------

               2.   The name of the corporation is changed to (if          Nouvelle denomination sociale de la societe (s'il y a
                    applicable):                                           lieu):
                    ---------------------------------------------------------------------------------------------------------------

                    ---------------------------------------------------------------------------------------------------------------

                    ---------------------------------------------------------------------------------------------------------------

                    ---------------------------------------------------------------------------------------------------------------

                    ---------------------------------------------------------------------------------------------------------------


               3.   Date of incorporation/amalgamation:                    Date de la constitution ou de la fusion:

                                                           24/APRIL/1998
                    ---------------------------------------------------------------------------------------------------------------
                                                        (Day, Month, Year)
                                                       (jour, mois, annee)

               4.   The articles of the corporation are amended as         Les statuts de la societe sont modifies de la facon
                    follows:                                               suivante:


                              to increase the authorized capital of the Corporation by the creation of an unlimited number of Exchangeable Shares (the "Exchangeable Shares") and providing that the
                              Exchangeable Shares shall have attached thereto the rights, privileges, restrictions and conditions set out in Schedule A.

                                                                              1A

4. Continued                       SCHEDULE A

                             PROVISIONS ATTACHING TO
                         NON-VOTING EXCHANGEABLE SHARES

The Non-Voting Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions.

                                    ARTICLE 1
                                 INTERPRETATION

     1.1 For the purposes of these share provisions:

     "AFFILIATE" of any person means any other person directly or indirectly controlling, controlled by, or under common control with, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", controlled by" and "under common control with"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

     "BOARD OF DIRECTORS" means the board of directors of the Corporation.

     "BUSINESS DAY" means any day other than a Saturday, a Sunday or a legal holiday on which banks are not open for business in Toronto, Ontario.

     "CANADIAN DOLLAR EQUIVALENT" means, in respect of an amount expressed in U.S. Dollars (the "U.S. Dollar Amount") at any date, the product obtained by multiplying (a) the U.S. Dollar Amount by (b) the noon spot exchange rate on such date for U.S. Dollars expressed in Canadian Dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate as the Board of Directors deems to be appropriate for such purpose.

     "CANADIAN DOLLARS" means the lawful currency of Canada in immediately available funds.

     "CAPITAL REORGANISATION" has the meaning ascribed thereto in section 8.1 of these share provisions.

     "COMMON SHARES" means common shares in the capital of the Corporation.

     "CORPORATION" means 1293220 Ontario Inc., a corporation existing under the laws of the Province of Ontario, Canada.

     "CORPORATION CHEQUE" has the meaning ascribed thereto in Section 2.3 of these share provisions.

     "CURRENT MARKET PRICE" means, in respect of a Holding Share on any date, the amount determined by the Board of Directors, in good faith and in its sole discretion to be the Current Market Price of a Holding Share, or if the Holding Shares are then traded or

                                                                              1B

4. Continued

quoted on a stock exchange or automated quotation system, the Canadian Dollar Equivalent of the average of the closing bid and ask prices of Holding Shares during a period of 20 consecutive trading days ending not more than three trading days before such date on the principal stock exchange or automated quotation system on which such shares are traded or quoted; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Holding Shares during such period does not create a market which reflects the fair market value of a Holding Share the Current Market Price shall be determined by the Board of Directors in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

     "EXCHANGE RIGHT" has the meaning ascribed thereto in section 2.1 of the Share Exchange Agreement.

     "EXCHANGEABLE SHARES" mean the Non-Voting Exchangeable Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

     "HOLDER" means any holder of an Exchangeable Share.

     "HOLDING" means CustomerOne Holding Corporation, a corporation existing under the laws of the State of Delaware, and any successor or continuing corporation.

     "HOLDING CHEQUE" has the meaning ascribed thereto in section 3.6 of these share provisions.

     "HOLDING DIVIDEND DECLARATION DATE" means the date on which the board of directors of Holding declares any dividend on the Holding Shares.

     "HOLDING SHARES" mean the shares of common stock of Holding and any other securities into which such shares may be changed.

     "HOLDING SUCCESSOR" has the meaning ascribed thereto within the definition of "Retraction Event".

     "LIEN" means any lien, pledge, adverse claim, security interest, mortgage, restriction, claim, charge or other encumbrance of any kind or nature whatsoever.

     "LIQUIDATION AMOUNT" has the meaning ascribed thereto in section 3.1 of these share provisions.

     "LIQUIDATION CALL PURCHASE PRICE" has the meaning ascribed thereto in section 3.4 of these share provisions.

     "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in section 3.4 of these share provisions.

     "LIQUIDATION DIVIDEND AMOUNT" has the meaning ascribed thereto in section
3.1 of these share provisions;

     "LIQUIDATION DATE" has the meaning ascribed thereto in section 3.1 of these share provisions.

                                                                              1C

4. Continued

     "OBCA" means the Business Corporations Act (Ontario), as amended from time to time.

     "REDEMPTION CALL PURCHASE PRICE" has the meaning ascribed thereto in section 5.5 of these share provisions.

     "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in section 5.5 of these share provisions.

     "REDEMPTION DATE" means such date, if any, as may be established by the Board of Directors for the redemption by the Corporation of all but not less than all of the outstanding Exchangeable Shares pursuant to Article 5.

     "REDEMPTION DIVIDEND AMOUNT" has the meaning ascribed thereto in section
5.1 of these share provisions.

     "REDEMPTION PRICE" has the meaning ascribed thereto in section 5.1 of these share provisions.

     "REDEMPTION SHARES" has the meaning ascribed thereto in section 5.5 of these share provisions.

     "RETRACTED SHARES" has the meaning ascribed thereto in section 4.1 of these share provisions.

     "RETRACTION CALL NOTICE" has the meaning ascribed thereto in section 4.7 of these share provisions.

     "RETRACTION CALL PURCHASE PRICE" has the meaning ascribed thereto in section 4.7 of these share provisions.

     "RETRACTION CALL RIGHT" has the meaning ascribed thereto in section 4.7 of these share provisions.

     "RETRACTION DATE" has the meaning ascribed thereto in section 4.2 of these share provisions.

     "RETRACTION DIVIDEND AMOUNT" has the meaning ascribed thereto in section
4.1 of these share provisions.

     "RETRACTION PRICE" has the meaning ascribed thereto in section 4.1 of these share provisions.

     "RETRACTION REQUEST" has the meaning ascribed thereto in section 4.1 of these share provisions.

     "SHARE EXCHANGE AGREEMENT" means the Default Share Exchange Rights Agreement made as of December 17, 1998 among Holding, the Corporation, Peter Berczi, Edward Schwartz and Bruce Simpson, as the same may be amended or restated from time to time in accordance with its terms.

                                                                              1D

4. Continued

     "SUPPORT AGREEMENT" means the Support Agreement among Holding, 1293219 Ontario Inc. and the Corporation, made as of December 17, 1998.

     "U.S. DOLLARS" means the lawful currency of the United States of America in immediately available funds.

     1.2 All amounts required or permitted to be paid, deposited or delivered hereunder shall be paid, deposited or delivered after deduction of any amount required by applicable law to be deducted or withheld on account of tax and the deduction of such amounts and remittance to the applicable tax authorities shall, to the extent thereof satisfy such requirement to pay, deposit or deliver hereunder. All transfer taxes payable on the transactions contemplated hereby shall be paid by the Holder.

                                    ARTICLE 2
                RANKING OF AND DIVIDENDS ON EXCHANGEABLE SHARES

     2.1 The Exchangeable Shares shall rank senior to the Common Shares and senior to any other shares ranking junior to the Exchangeable Shares, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

     2.2 A Holder shall be entitled to receive and the Board of Directors shall, subject to applicable law, declare on each Holding Dividend Declaration Date a dividend on each Exchangeable Share (a) in the case of a cash dividend declared on the Holding Shares, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent of the cash dividend declared on each Holding Share, (b) in the case of a stock dividend declared on the Holding Shares to be paid in Holding Shares, in such whole number of Exchangeable Shares for each Exchangeable Share held by such Holder as is equal to the number of Holding Shares to be paid as a dividend per Holding Share (if such calculation, when made on an aggregate basis for all Exchangeable Shares held by that Holder, results in a fraction of an Exchangeable Share, the holder shall receive in lieu of such fraction an amount in cash equal to the Canadian Dollar Equivalent of the amount that would be payable in respect of an equal fraction of a Holding Share as at the declaration date of such dividend), or (c) in the case of a dividend declared on the Holding Shares to be paid in property other than cash or Holding Shares (including without limitation other securities of Holding), in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent (as determined by the Board of Directors as contemplated by section 2.7 of these share provisions) to the type and amount of property to be paid as a dividend on each Holding Share. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued Exchangeable Shares, as the case may be.

     2.3 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation (each a "Corporation Cheque") shall be issued in respect of
(a) any cash dividend contemplated by subsection 2.2(a) above, (b) of any cash amount payable in lieu of a fractional Exchangeable Share in connection with any stock dividend contemplated by subsection 2.2(b) above or (c) any cash amount that the Board of Directors determines to pay as the economically equivalent type of property contemplated by subsection 2.2(c), and the

                                                                              1E

4. Continued

sending of such a cheque to each Holder shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the Holder shall be issued or transferred in respect of any stock dividend contemplated by subsection 2.2(b) hereof and the sending of such a certificate to each Holder shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividend contemplated by subsection 2.2(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each Holder shall satisfy the dividend represented thereby. No Holder shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

     2.4 The record date for the determination of the Holders entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under section 2.2 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Holding Shares.

     2,5 If on any payment date for any dividends declared on the Exchangeable Shares under section 2.2 hereof, the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

     2.6 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the Holders given as specified in section 7.2 of these share provisions or if required to do so pursuant to these share provisions:

         (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

         (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

         (c) redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

         (d) issue any Exchangeable Shares or other shares of the Corporation ranking equal or senior to the Exchangeable Shares;

provided that the restrictions in subsections (a), (b), (c) and (d) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends, if any, declared to date on the Holding Shares shall have been declared on the Exchangeable Shares and paid in full.

                                                                              1F

4. Continued

     2.7 The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may require in its sole judgement; provided that no independent financial advice shall be deemed to be required except and unless expressly determined by the Board of Directors), economic equivalence for the purposes of section 2.2(c) and section
8.3 of these share provisions hereof, and each such determination shall be conclusive and binding on the Corporation and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

         (a) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Holding Shares (or securities exchangeable for or convertible into or carrying rights to acquire Holding Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price of a Holding Share;

         (b) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of Holding of any class other than Holding Shares, any rights, options or warrants other than those referred to in section 2.7(a) of these share provisions, any evidences of indebtedness of Holding or any assets of Holding), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Holding Share and the Current Market Price of a Holding Share; and

         (c) in all such cases, the general taxation consequences of the relevant event to Holders to the extent that such consequences may differ from the taxation consequences to holders of Holding Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

                                    ARTICLE 3
                          DISTRIBUTION ON LIQUIDATION

     3.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a Holder shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such Holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, (a) an amount per share equal to the Current Market Price of a Holding Share determined on the Liquidation Date, which shall be satisfied in full by the Corporation causing to be delivered to the Holder one Holding Share, plus (b) the aggregate of all declared and unpaid cash dividends on such Exchangeable Share up to the Liquidation Date

                                                                              1G

4. Continued

in respect of which the record date has passed (the "Liquidation Dividend Amount", collectively, the "Liquidation Amount").

     3.2 On or before the Liquidation Date, and subject to the exercise by Holding of the Liquidation Call Right and subject to section 1.2 of these provisions, the Corporation shall cause to be delivered to the Holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, free and clear of all Liens, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, at the registered office of the Corporation or at such other place that may be specified by the Corporation in a notice to the Holders of the Exchangeable Shares. Payment of the Liquidation Amount for each Exchangeable Share shall be made by delivery to the Holder thereof, at the address of the Holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick-up by the Holder at the registered office of the Corporation or at such other place that may be specified by the Corporation by notice to the Holders of Exchangeable Shares, of certificates representing the Holding Shares to be delivered in payment thereof (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens placed thereon by the Corporation or Holding) plus a Corporation Cheque for the Liquidation Dividend Amount. After the Liquidation Date, a Holder of Exchangeable Shares shall cease to be the Holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a Holder in respect thereof, other than the right to receive the Liquidation Amount in respect of each such Exchangeable Share, without interest unless payment of the Liquidation Amount for each such Exchangeable Share shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the Holder shall remain unaffected until the Liquidation Amount for each of such Holder's Exchangeable Shares has been paid in the manner provided above. The Corporation shall have the right at any time before, on or after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amounts in respect of the Exchangeable Shares represented by certificates for the benefit of the Holders in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the Holders of Exchangeable Shares after such deposit shall be limited to receiving the total Liquidation Amount (without interest) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amounts, the Holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the Holders of the Holding Shares delivered to them or the custodian on their behalf.

     3.3 After the Corporation has satisfied its obligations to pay the Holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to section 3.1 of these share provisions, such Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

     3.4 Holding shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation, to purchase from all but not less than all of the Holders (other than Holding and its Affiliates) of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by each Holder upon payment by Holding for each Exchangeable

                                                                              1H

4. Continued

Share of (a) an amount equal to the Current Market Price of a Holding Share, determined on the Liquidation Date, which shall be satisfied in full by Holding causing to be delivered to each Holder one Holding Share, and (b) an amount equal to the Liquidation Dividend Amount in respect of an Exchangeable Share (collectively, the "Liquidation Call Purchase Price"). In the event of the exercise of the Liquidation Call Right by Holding, each Holder shall be obligated to sell all the Exchangeable Shares held by the Holder to Holding on the Liquidation Date on payment by Holding to the Holder of the Liquidation Call Purchase Price for each such share.

     3.5 To exercise the Liquidation Call Right, Holding must notify the Corporation of Holding's intention to exercise such right at least one Business Day before the Liquidation Date. The Corporation will notify the Holders of Exchangeable Shares as to whether or not Holding has exercised the Liquidation Call Right forthwith after the expiration of the date by which the same may be exercised by Holding. If Holding exercises the Liquidation Call Right on the Liquidation Date, Holding will purchase and the Holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

     3.6 For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Holding shall be entitled, subject to section 1.2 of these provisions, to deposit with the Corporation, on or before the Liquidation Date (or, where the Holder of the Exchangeable Shares is a non-resident of Canada, as soon as practicable thereafter), certificates representing the aggregate number of Holding Shares deliverable by Holding (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens placed thereon by the Corporation or Holding), together with a cheque of Holding payable at par and in Canadian Dollars at any branch of the bankers of Holding or of the Corporation in Canada (a "Holding Cheque") for an amount equal to the total Liquidation Dividend Amount, in payment of the total Liquidation Call Purchase Price. Provided that such total Liquidation Call Purchase Price has been so deposited with the Corporation, the rights of each Holder of Exchangeable Shares will be limited to receiving such Holder's proportionate part of the total Liquidation Call Purchase Price payable by Holding, without interest upon presentation and surrender by the Holder of certificates representing the Exchangeable Shares held by such Holder and the Holder shall on and after such deposit be considered and deemed for all purposes to be the Holder of the Holding Shares delivered to such Holder. Upon surrender to the Corporation of a certificate or certificates representing Exchangeable Shares, free and clear of all Liens, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the articles and by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, the Holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Corporation on behalf of Holding shall deliver to such Holder, certificates representing the Holding Shares to which the Holder is entitled, plus a Holding Cheque in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price.

                                   ARTICLE 4
                  RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

     4.1 A Holder shall be entitled, subject to the exercise by Holding of the Retraction Call Right and otherwise upon compliance with the provisions of this
Article 4, to require the Corporation to redeem all but not less than all of the Exchangeable Shares registered in the name of such Holder (the "Retracted Shares") by payment for each Exchangeable Share

                                                                              1I

4. Continued

of (a) an amount for each Retracted Share equal to the Current Market Price of a Holding Share determined on the date the Corporation receives the Retraction Request, which shall be satisfied in full by the Corporation causing to be delivered to such Holder one Holding Share plus (b) an additional amount equal to the aggregate of all declared and unpaid dividends on such Exchangeable Share up to the Retraction Date in respect of which the record date has passed (the "Retraction Dividend Amount") (collectively, the "Retraction Price"). To effect such redemption, the Holder shall present and surrender at the registered office of the Corporation the certificate or certificates representing the Retracted Shares, free and clear of all Liens, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Exhibit A hereto or in such other form as may be acceptable to the Corporation:

         (a) specifying that the Holder desires to have the Retracted Shares represented by such certificate or certificates redeemed by the Corporation; and

         (b) acknowledging the Retraction Call Right of Holding to purchase all but not less than all the Retracted Shares directly from the Holder and that the Retraction Request shall be deemed to be an irrevocable offer by the Holder to sell the Retracted Shares to Holding in accordance with the Retraction Call Right

     4.2 Subject to the exercise by Holding of the Retraction Call Right; upon receipt by the Corporation in the manner specified in section 4.1 hereof of a Retraction Request and a certificate or certificates representing the number of Exchangeable Shares which the Holder desires to have the Corporation redeem, free and clear of all Liens together with such other documents and instruments as may be required, the Corporation shall redeem the Retracted Shares effective at the close of business on the sixth Business Day after the Retraction Request is received (the "Retraction Date") and shall cause to be delivered to such Holder the total Retraction Price with respect to such shares.

     4.3 Upon receipt by the Corporation of a Retraction Request as set forth in section 4.1, the Corporation shall forthwith notify Holding thereof.

     4.4 If a Retraction Request is received by the Corporation pursuant to section 4.1 and Holding has not exercised the Retraction Call Right pursuant to section 4.7, subject to section 1.2 of these provisions, the Corporation shall deliver to the Holder of the Retracted Shares, at the address of the Holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the Holder's Retraction Request or by holding for pick-up by the Holder at the registered office of the Corporation, certificates representing the Holding Shares to be delivered to the Holder in payment of the total Retraction Price for the Retracted Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens placed thereon by the Corporation or Holding) registered in the name of the Holder or in such other name as the Holder may request, plus a Corporation Cheque for the total Retraction Dividend Amount, and such delivery of such certificates and/or cheque by the Corporation shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price for the Retracted

                                                                              1J

4. Continued

Shares, to the extent that the same is represented by such share certificates or cheque, unless such cheque is not paid on due presentation.

     4.5 On and after the close of business on the Retraction Date, the Holder of the Retracted Shares redeemed in accordance with 4.2 hereof shall cease to be a Holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a Holder in respect thereof, other than the right to receive the Retraction Price, without interest, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price shall not be made, in which case the rights of such Holder shall remain unaffected until the total Retraction Price has been paid in the manner provided above. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price has been made in accordance with the foregoing provisions, the Holder of the Retracted Shares so purchased by Holding shall thereafter be considered and deemed for all purposes to be a Holder of the Holding Shares delivered to such Holder.

     4.6 Notwithstanding any other provision of this Article 4, the Corporation shall not be obligated to redeem Retracted Shares specified by a Holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Holder shall not have exercised the Exchange Right or Holding shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall be obligated to redeem Retracted Shares specified by a Holder in a Retraction Request only to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions on a pro rata basis and shall notify the Holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation and the Corporation shall issue to each Holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to section 4.3 hereof.

     4.7 Holding shall have the overriding right (the "Retraction Call Right"), notwithstanding the proposed redemption of Retracted Shares by the Corporation on a Retraction Date, to purchase from the Holder of the Retracted Shares on the Retraction Date the Retracted Shares upon payment by Holding to the Holder for each Retracted Share of (a) an amount equal to the Current Market Price of a Holding Share, determined on the date Holding provides the Retraction Call Notice which shall be satisfied in full by Holding causing to be delivered to each Holder one Holding Share, plus (b) an amount equal to the Retraction Dividend Amount (collectively, the "Retraction Call Purchase Price".)

     4.8 In order to exercise the Retraction Call Right, Holding must notify the Corporation in writing of its determination to do so (a Retraction Call
Notice") at least one Business Day before the Retraction Date. If Holding delivers the Retraction Call Notice before the end of such Business Day, the Retraction Request shall thereupon be considered only to be an offer by the Holder to sell the Retracted Shares to Holding in accordance with the Retraction Call Right. In such event the Corporation shall not redeem the Retracted Shares and Holding shall purchase from such Holder, and such Holder shall sell to Holding on the Retraction Date the Retracted Shares for the Retraction Call Purchase Price for each Retracted Share. If Holding does not so notify the Corporation, the Corporation shall notify the Holder that Holding will not exercise the Retraction Call Right.

                                                                              1K

4. Continued

     4.9 For the purposes of completing a purchase of the Retracted Shares pursuant to the Retraction Call Right, subject to section 1.2 of these provisions, Holding shall be entitled to deposit with the Corporation, on or before the Retraction Date (or, where the Holder of the Retracted Shares is a non-resident of Canada, as soon as practicable thereafter), a cheque in an amount equal to the total Retraction Dividend Amount, together with certificates representing the Holding Shares to be delivered to the Holder of the Retracted Shares in payment of the total Retraction Call Purchase Price for the Retracted Shares. Provided that such total Retraction Call Purchase Price has been so deposited with the Corporation, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as of the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. Holding shall cause the Corporation to deliver to the Holder of the Retracted Shares, at the address of such Holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the Holder's Retraction Request or by holding for pick-up by the Holder at the office of the Corporation to which the Retraction Request was delivered, in payment of such total Retraction Call Purchase Price, certificates representing the Holding Shares to be delivered in respect of such payment (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens placed thereon by the Corporation, Onexco or Holding) registered in the name of the Holder or in such other name as the Holder may request in payment of such and, if applicable, a Holding Cheque for an amount equal to the Retraction Dividend Amount, and such delivery of such certificates and/or cheque to the Holder on behalf of Holding by the Corporation shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Call Purchase Price to the extent that the same is represented by such share certificates and cheque, unless such cheque is not paid on due presentation.

     4.10 On and after the close of business on the Retraction Date, the Holder of the Retracted Shares purchased in accordance with 4.7 hereof shall cease to be a Holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a Holder in respect thereof, other than the right to receive the Retraction Call Purchase Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Call Purchase Price shall not be made, in which case the rights of such Holder shall remain unaffected until the total Retraction Call Purchase Price has been paid in the manner provided above. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Call Purchase Price has been made in accordance with the foregoing provisions, the Holder of the Retracted Shares so purchased by Holding shall thereafter be considered and deemed for all purposes to be a Holder of the Holding Shares delivered to such Holder.

                                    ARTICLE 5
              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

     5.1 Subject to applicable law, and provided Holding has not exercised the Redemption Call Right, the Corporation may, but shall not be obligated to, on or after the Redemption Date, redeem all but not less than all of the then outstanding Exchangeable Shares by payment for each Exchangeable Share of (a) an amount equal to the Current Market Price of a Holding Share on the last Business Day prior to the Redemption Date, which shall be satisfied in full by the Corporation causing to be delivered one Holding Share, plus (b) an amount equal to the aggregate of all declared and unpaid cash dividends on such

                                                                              1L

4 Continued

Exchangeable Shares through the effective date of such redemption in respect of which the record date has passed (the "Redemption Dividend Amount") (collectively, the "Redemption Price".)

     5.2 In case the Corporation shall elect to redeem Exchangeable Shares under this Article 5, the Corporation shall, on as many days prior to the Redemption Date as the Board of Directors may consider reasonable, send or cause to be sent to each Holder a notice in writing of the redemption by the Corporation or the purchase by Holding under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such Holder. Such notice shall set forth the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.

     5.3 On or after the Redemption Date and subject to the exercise by Holding of the Redemption Call Right, the Corporation shall, subject to section 1.2 of these provisions, cause to be delivered to the Holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or other location as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, free and clear of all Liens, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the OBCA and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require. Payment of a Holder's portion of the total Redemption Price for the Exchangeable Shares shall be made by delivery to such Holder, at the address of the Holder recorded in the securities register of the Corporation or by holding for pick-up by the Holder at the registered office of the Corporation or at location as may be specified by the Corporation in such notice, on behalf of the Corporation of certificates representing the Holder's portion of the Holding Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens placed thereon by the Corporation or Holding), plus a Corporation Cheque for the Holder's portion of the total Redemption Dividend Amount.

     5.4 On and after the Redemption Date, the Holders of the Exchangeable Shares called for redemption in accordance with section 5.1 hereof shall cease to be Holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of Holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, without interest, unless payment of the total Redemption Price shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the Holders shall remain unaffected until the total Redemption Price has been paid in the manner provided above. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as set forth above to deposit or cause to be deposited the total Redemption Price for the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the Holders thereof in connection with such redemption, in a custodial account of any chartered bank or trust company in Canada named in such notice. Upon such deposit having been made, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the Holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price against presentation and surrender of said certificates held by them, free and clear of all Liens, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the Holders of the Exchangeable Shares shall thereafter be

                                                                              1M

4. Continued

considered and deemed for all purposes to be Holders of the Holding Shares delivered to them.

     5.5 Holding shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of Exchangeable Shares by the Corporation pursuant to this Article 5, to purchase from all but not less than all of the Holders of such Exchangeable Shares on the Redemption Date such Exchangeable Shares (the "Redemption Shares") upon payment by Holding for each such Exchangeable Share of (a) an amount equal to the Current Market Price of a Holding Share, determined on the Redemption Date, which shall be satisfied in full by Holding causing to be delivered one Holding Share, plus (b) an amount equal to the Redemption Dividend Amount (collectively, the "Redemption Call Purchase Price".)

     5.6 For the purposes of completing a purchase of the Redemption Shares pursuant to the Redemption Call Right, subject to section 1.2, Holding shall be entitled to deposit with the Corporation, on or before the Redemption Date (or, where the Holder of the Redemption Shares is a non-resident of Canada, as soon as practicable thereafter), a cheque in an amount equal to the total Redemption Dividend Amount, together with certificates representing the Holding Shares to be delivered to the Holders of the Redemption Shares in payment of the total Redemption Call Purchase Price for the Redemption Shares. Provided that such total Redemption Call Purchase Price has been so deposited with the Corporation, the closing of the purchase and sale of the Redemption Shares pursuant to the Redemption Call Right shall be deemed to have occurred as of the close of business on the date of such deposit. Holding shall cause the Corporation to deliver to the Holders of such Redemption Shares, at the address of such Holders recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick-up by the Holder at the office of the Corporation, in payment of such Holder's proportionate share of the total Redemption Call Purchase Price, certificates representing the Holding Shares to be delivered in respect of such payment (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens placed thereon by the Corporation or Holding) registered in the name of the Holder or in such other name as the Holder may request in payment of such and, if applicable, a Holding Cheque for an amount equal to the Redemption Dividend Amount payable to such Holder, and such delivery of such certificates and/or cheque to the Holder on behalf of Holding by the Corporation shall be deemed to be payment of and shall satisfy and discharge all liability for such Holders portion of the total Redemption Call Purchase Price to the extent that the same is represented by such share certificates and cheque, unless such cheque is not paid on due presentation.

     5.7 On and after the close of business on the Redemption Date, the Holder of the Redemption Shares purchased in accordance with section 5.5 hereof shall cease to be a Holder of such Redemption Shares and shall not be entitled to exercise any of the rights of a Holder in respect thereof, other than the right to receive the Redemption Call Purchase Price for each such share, without interest, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Redemption Call Purchase Price shall not be made, in which case the rights of such Holder shall remain unaffected until such Holders portion of the total Redemption Call Purchase Price has been paid in the manner provided above. On and after the close of business on the Redemption Date, provided that presentation and surrender of certificates and payment of a Holder's portion of the total Redemption Call Purchase Price has been made in accordance with the foregoing provisions, a Holder of the Redemption Shares so purchased by Holding shall

                                                                              1N

4. Continued

thereafter be considered and deemed for all purposes to be a Holder of the Holding Shares delivered to such Holder.


                                    ARTICLE 6
                                  VOTING RIGHTS


     6.1 Except as required by applicable law and section 7.2 of these provisions, the Holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting. The Holders of the Exchangeable Shares shall not be entitled to vote separately as a class with respect to the amendment of the articles of the Corporation referred to in clauses (a), (b) or
(e) of subsection 170(1) of the OBCA.

                                    ARTICLE 7
                             AMENDMENT AND APPROVAL


     7.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the Holders of the Exchangeable Shares given as hereinafter specified.

     7.2 Any approval given by the Holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the Holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of Holders of Exchangeable Shares duly called and held at which at least one or more Holders of not less than 10% of the outstanding Exchangeable Shares at that time are present or represented by proxy. If at any such meeting one or more Holders of at least 10% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting one or more Holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the Holders of the Exchangeable Shares. In lieu of calling a meeting of Holders of Exchangeable Shares, any matter requiring the approval or consent of the Holders of Exchangeable Shares shall be deemed to have been sufficiently given if a written resolution in respect of such matter is signed by all the Holders of Exchangeable Shares entitled to vote on such matter.

                                    ARTICLE 8
                           CHANGES RELATING TO HOLDING

     8.1 If at any time there is a capital reorganisation, consolidation, merger, arrangement or amalgamation (statutory or otherwise) of Holding with or into another entity (any such event being called a "Capital Reorganisation"), any Holder of Exchangeable Shares whose Exchangeable Shares have not been exchanged for Holding Shares in accordance with the provisions hereof or the provisions of the Share Exchange Agreement on or before the record date for such Capital Reorganisation shall be entitled to receive and

                                                                              1O

4. Continued

shall accept, upon any such exchange occurring pursuant to the provisions hereof or the Share Exchange Agreement at any time after the record date for such Capital Reorganisation, in lieu of the Holding Shares that the Holder would otherwise have been entitled to receive pursuant to the provisions hereof or the Share Exchange Agreement, the number of shares or other securities of Holding or of the body corporate resulting, surviving or continuing from the Capital Reorganisation, or other property, that such Holder would have been entitled to receive as a result of such Capital Reorganisation if, on the record date, such Holder had been the registered Holder of the number of Holding Shares to which such Holder was then entitled upon any exchange of such Holder's Exchangeable Shares into Holding Shares in accordance with the provisions hereof or the Share Exchange Agreement.

     8.2 No certificates or scrip representing fractional Holding Shares shall he delivered to Holders of Exchangeable Shares pursuant to the provisions hereof. In lieu of any such fractional security, each person entitled to a fractional interest in a Holding Share will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the Canadian Dollar Equivalent as of the second Business Day prior to the relevant date of delivery of certificates representing Holding Shares (the "Fractional Share Calculation Date") of the product of such fraction and the Current Market Price.

     8.3 (a) If Holding:

               (i) issues or distributes Holding Shares (or securities exchangeable for or convertible into or carrying rights to acquire Holding Shares) to the holders of all or substantially all of the then outstanding Holding Shares by way of stock dividend or other distribution, other than an issue of Holding Shares (or securities exchangeable for or convertible into or carrying rights to acquire Holding Shares) to holders of Holding Shares who exercise an option to receive dividends in Holding Shares (or securities exchangeable for or convertible into or carrying rights to acquire Holding Shares) in lieu of receiving cash dividends; or

               (ii) issues or distributes rights, options or warrants to the holders of all or substantially all of the then outstanding Holding Shares entitled them to subscribe for or to purchase Holding Shares (or securities exchangeable for or convertible into or carrying rights to acquire Holding Shares); or

               (iii) issues or distributes to the holders of all or substantially all of the then outstanding Holding Shares
                      (A) shares or securities of Holding of any class other than Holding Shares (or shares convertible into or exchangeable for or carrying rights to acquire Holding Shares), (B) rights, options or warrants other than those referred to in Section 8.3(a)(ii) above, (C) evidences of indebtedness of Holding or (d) assets of Holding;

          then, unless the Corporation has complied with Article 2 of these share provisions in connection with such issuance, the Corporation shall issue or distribute, as the case may be, to Holders, as soon as is practicable, the

                                                                              1P

4. Continued

          economic equivalent (as determined by the Board of Directors as contemplated by section 2.7 of these share provisions) on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed to holders of Holding Shares.

          (b)  If Holdings shall:

               (i) subdivide or otherwise change the then outstanding Holding Shares into a greater number of Holding Shares; or

               (ii) consolidate or otherwise change the then outstanding Holding Shares into a lesser number of Holding Shares; or

               (iii) reclassify or otherwise change the Holding Shares;

               then the Corporation shall effect an economically equivalent (as determined by the Board of Directors as contemplated by Section
               2.7 of the share provisions) subdivision, consolidation, reclassification or change to the Exchangeable Shares, or in the rights of the holders of, the Exchangeable Shares.

                                    ARTICLE 9
               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT


     9.1 The Corporation will take all such actions and do all such things within its power permitted under applicable law as shall be necessary or advisable to perform and comply with, and to ensure performance and compliance by Holding with, all provisions of the Support Agreement and the Share Exchange Agreement applicable to the Corporation, 1293219 Ontario Inc. and Holding, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant to such agreements.

     9.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under the Support Agreement without the approval of the Holders of the Exchangeable Shares given in accordance with section 7.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

          (a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the Holders of Exchangeable Shares; or

          (b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be materially prejudicial to the interests of the Holders of the Exchangeable Shares; or

                                                                              1Q

4. Continued

          (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the Holders of the Exchangeable Shares.

The Corporation shall provide each Holder with written notification of any such amendment, waiver and/or forgiveness.

                                   ARTICLE 10
                   LEGEND AND COMPLIANCE WITH SECURITIES LAWS


     10.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement and the Share Exchange Agreement (including the provisions relating to the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right). Certificates representing Holding Shares will have affixed such legends as are required under United States federal and state securities laws. THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH HAS BEEN DECLARED AND REMAINS EFFECTIVE UNDER SUCH ACT, (II) RULE 144 UNDER SUCH ACT, OR (III) UPON RECEIPT OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH SECURITIES MAY BE TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION UNDER THE ACT AND APPLICABLE STATE LAW.

          THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE PARTIES THERETO, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

          THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO ISSUE SHARES IN MORE THAN ONE SERIES OF AT LEAST ONE CLASS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     10.2 Notwithstanding any other provision hereof, neither Holding nor the Corporation shall have any obligation to deliver Holding shares pursuant to the terms of the Exchangeable Shares prior to receipt of advice of counsel to Holding that Holding, the

                                                                              1R

4. Continued

Corporation and/or the Holders, as applicable, have complied with all applicable United States federal and state securities laws. Among other things, no delivery of Holding shares shall be made prior to the delivery by the Holder of a securities representation letter as reasonably requested by counsel in customary form and substance addressing the sophistication and investment intent of the Holder and such other matters as are reasonably requested by counsel to effect compliance with law. Nothing contained herein shall be deemed to require Holding or the Corporation to register or qualify any Holding shares pursuant to the United States Securities Act of 1933, as amended, or any applicable securities laws or any other jurisdiction. Each Holder, by accepting Exchangeable Shares, acknowledges that such Holder may be required to, and may be required to covenant that such Holder will, hold such Exchangeable Shares or Holding Shares exchangeable therefor indefinitely.

     10.3 Upon receipt of any Holding shares, the Holder shall immediately be deemed to be a party to that certain Stockholders Agreement by and among Holding and the other parties thereto, as such agreement may be hereafter amended (the "Stockholders Agreement"). The Holder will, promptly upon request by Holding, execute and deliver a Joinder Agreement in customary form acknowledging that such Holder is a party to the Stockholders Agreement with the rights and obligations appurtenant thereto, and such other documents and instruments as are reasonably requested by Holding and its counsel to ensure compliance with applicable law and regulation and to otherwise effect the purposes of these provisions.

                                   ARTICLE 11
                                     NOTICES

     11.1 Any notice, request or other communication to be given to the Corporation by Holding or a Holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by personal delivery, fax or courier to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by fax or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

     11.2 Any presentation and surrender by a Holder of Exchangeable Shares to the Corporation of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by courier or by delivery to the registered office of the Corporation or to such other place that may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation, as the case may be.

     11.3 Any notice, request or other communication to be given to a Holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid), Federal Express or other reputable courier or by delivery to the address of the Holder recorded in the securities register of the Corporation or, in the event of the address of any such Holder not being so recorded, then at the last known address of such Holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, Federal Express or other reputable courier, shall be deemed to have been given and received on the date of delivery. Accidental

                                                                              1S
4. Continued

failure or omission to give any notice, request or other communication to one or more Holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

                                                                              1T

4. Continued


                                   EXHIBIT A
                              NOTICE OF RETRACTION

To: 1293220 Ontario Inc. (the "Corporation") and CustomerONE Holding Corporation ("Holding")

This notice is given pursuant to Article 4 of the provisions (the "Share Provisions") attaching to the Non-Voting Exchangeable Shares of the Corporation (the "Exchangeable Shares"). All capitalized words and expressions used in this notice and not otherwise defined herein that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 4 of the Share Provisions:


[ ] all Exchangeable Shares held by the undersigned, which are represented by certificate(s) number(s)______________, which accompanies this Notice.

The undersigned, pursuant to Article 4 of the Share Provisions, acknowledges the Retraction Call Right of Holding to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be an irrevocable offer (subject as hereinafter provided) by the undersigned to sell the Retracted Shares to Holding in accordance with the Retraction Call Right on the Retraction Date for the Retraction Call Purchase Price. If Holding determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible.


The undersigned acknowledges that if, as a result of solvency provisions of applicable law or otherwise, the Corporation fails to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Share Exchange Agreement) so as to require Holding to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to the Corporation and Holding:

     (a) that the undersigned has good title to, and owns, the Retracted Shares represented by the certificate(s) accompanying this Notice to be acquired by the Corporation or Holding, as the case may be, free and clear of all Liens;
          AND

     (b)  either


[ ] the undersigned is a resident of Canada for purposes of the Income Tax Act (Canada);

OR

[ ] the undersigned is not a resident of Canada for purposes of the Income Tax Act (Canada).

The undersigned hereby acknowledges that, if the undersigned is not a resident of Canada, and has not submitted with this notice a certificate issued by Revenue Canada under section 116 of the Income Tax Act (Canada) in respect of the Retracted Shares, the amount of any

                                                                              1U

4. Continued

securities or cash resulting from the retraction or the purchase of the Retracted Shares will be reduced by the amount of withholdings required under the Income Tax Act (Canada).

-------------    ------------------------------     ---------------------------
(Date)           (Signature of Shareholder)         (Guarantee of Signature)

[ ] Please check this box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the registered office of the Corporation, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and the certificate(s) for the Retracted Shares, together with such additional documents as the Corporation may require, must be deposited with the Corporation at its registered office in Toronto, Ontario. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.


-------------------------------------------  ----------------------------------
Name of Person in Whose Name Securities or   Date
Cheque(s) Are To Be Registered, Issued or
Delivered (please print)


-------------------------------------------  ----------------------------------
Street Address or P.O. Box                   Signature of Shareholder


-------------------------------------------  ----------------------------------
City-Province                                Postal Code

5.   The amendment has been duly        La modification a ete dument
     authorized as required by          autorisee conformement aux articles
     sections 168 and 170 (as           168 et 170 (selon le cas) de la Loi
     applicable) of the Business        sur les societes par actions.
     Corporations Act.

6.   The resolution authorizing the     Lee actionnaires ou les
     amendment was approved by the      administrateurs (selon le cas) de
     shareholders/directors (as         la societe ont approuve la
     applicable) of the corporation     resolution autorisant la
     on                                 modification le


                                17/DECEMBER/1998
--------------------------------------------------------------------------------
                               (Day, Month, Year)
                              (jour, mois, annee)

These articles are signed in            Les presents statuts sont signes en
duplicate.                              double exemplaire.


                                               1293220 ONTARIO INC.
                                        ------------------------------------
                                               (Name of Corporation)
                                        (Denomination societe de la societe)



                              By/Par: /s/ DONALD W. LEWTAS          Director
                                     ----------------------------------------
                                        (Signature)  (Description of Office)
                                        (Signature)        (Fonction)